SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2007 (May 2, 2007)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 3, 2007, the Board of Directors granted restricted common stock of the Company to Denise L. Ramos, Chief Financial Officer of the Company and Nancy W. Webster, Chief Executive Officer of Thomasville Furniture Industries, Inc. Ms. Ramos received 11,100 shares and Ms. Webster received 11,700 shares. The effective date of the shares granted is May 3, 2007. One-third of the shares granted will vest on the second, third and fourth anniversary dates.

Item 2.02.	Results of Operations and Financial Condition

On May 2, 2007, the Company announced its financial results for the first quarter of 2007. A copy of the press release is furnished as Exhibit 99(a) to this report.

The information in this Form 8-K (including Exhibit 99(a)) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	On May 3, 2007, the Board of Directors agreed to reduce the cash component of each director’s annual compensation from $50,000 to $45,000. This information is provided by the Company for informational purposes, but the Company does not view such information as material.

Item 8.01.	Other Events

On May 3, 2007, the Company announced that its Board of Directors declared a quarterly dividend of $0.16 per common share payable May 25, 2007 to shareholders of record at the close of business on May 14, 2007. A copy of the press release is furnished as Exhibit 99(b) to this report and is incorporated herein.

On May 3, 2007, and pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors appointed Richard B. Loynd as Lead Director of the Board. Mr. Loynd serves on the Board as a member of the Governance and Nominating Committee, and he will continue to serve in that role.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	99(a)	Press Release issued by the Company, dated May 2, 2007 reporting the Company’s financial results for the first quarter of 2007 (furnished pursuant to Item 2.02).

	99(b)	Press Release issued by the Company, dated May 3, 2007 reporting the Company’s quarterly dividend declaration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated: May 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release issued by the Company, dated May 2, 2007 reporting the Company’s financial results for the first quarter of 2007.

99(b)	Press Release issued by the Company, dated May 3, 2007 reporting the Company’s quarterly dividend declaration.